SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE JAPAN EQUITY FUND

        The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

        Effective December 1, 2004 (the "Effective Date"), Credit Suisse Asset Management Limited (Australia) ("CSAM Australia") will no longer serve as the fund's sub-investment adviser. After the Effective Date, Credit Suisse Asset Management, LLC, the fund's investment adviser, will retain all fees previously payable to CSAM Australia under the Sub-Investment Advisory Agreement with CSAM Australia.

Dated: November 30, 2004                                      16-1104
                                                              for
                                                              WPJPN
                                                              CSJGA
                                                              2004-043